UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund, Inc.

SEMI-ANNUAL REPORT

June 30, 2012

(Unaudited)

Matthew 25 Fund, Inc.

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund’s return for the first 6 months of 2012 was a gain of 18.92%.  A $10,000 investment in our Fund at the start of 1996 grew to $50,783 during the 16 ½ years ending 6/30/2012.  This was a 10.35% average annual compounded return.

In the financial media, either in print or on TV, you hear much about volatility.

I would like to explain to you my view of volatility and how I try to manage it for our Matthew 25 Fund and for my family’s finances.  Please read below Investopedia’s definition and explanation of Volatility:

Investopedia explains 'Volatility'

In other words, volatility refers to the amount of uncertainty or risk about the size of changes in a security's value. A higher volatility means that a security's value can potentially be spread out over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security's value does not fluctuate dramatically, but changes in value at a steady pace over a period of time.

One measure of the relative volatility of a particular stock to the market is its beta. A beta approximates the overall volatility of a security's returns against the returns of a relevant benchmark (usually the S&P 500 is used). For example, a stock with a beta value of 1.1 has historically moved 110% for every 100% move in the benchmark, based on price level.  Conversely, a stock with a beta of .9 has historically moved 90% for every 100% move in the underlying index.

Read more: http://www.investopedia.com/terms/v/volatility.asp#ixzz21au4tViY

First I would like to posit and then explain that volatility is not a risk for long-term investors.  Risks for a stock would be business risks such as product or service obsolescence or financial risks such as excessive debt or liquidity problems.  Stocks could have price risk from being overpriced in an exuberant market.  These risks as well as others can lead to permanent loss of capital but not volatility in itself.  Much of the daily and annual price swings are the results of diverse market participants.  Even though these different stock buyers or sellers come to the market with the same goal of making money, they come with multiple trading techniques and various time horizons.  The composite effect of all these capitalists is two fold: Liquidity and Volatility.  It is difficult to have one and not the other and liquidity is one of the greatest benefits of stock investing.  Look at your home or your private business if you own one or both.  These assets have no daily volatility, no beta measures, nor a volatility index such as the VIX, but you also have very little liquidity.  If you want to sell your home or private business then the whole process could take three months or longer.  Yet, one can sell millions of dollars worth of many stocks in mere seconds.  I say then if liquidity comes with volatility then the more the better!

If a stock or the stock market is underpriced (price is less than intrinsic value) then volatility may be an opportunity as well.  The problem is the natural fear that comes when a stock or the stock market is dropping.  It is normal to think that something has changed for the worse in the decline and that the sellers may know something that we (the potential buyers) do not know.  I am sorry to say that will happen sometimes but it will be the exception and not the norm.  Most volatility does not lead to permanent loss of capital; it is the normal result of market activity.  Let me explain through some research I compiled to construct this letter.

To measure the stock market’s volatility I used the Standard & Poor’s 500 Index year-end closes since 1952.  Next, I measured the variance of the index during the following 59 ½ years by recording the highest and lowest prices in each year.  This will give an annual price variance or the stock market’s annual volatility.  These data are helpful to establish expectations:

Average Annual Volatility:

  25.24%

Average Annual Increase:

+15.40%

Average Annual Decrease:

 - 9.84%

Average Annual Price Change:

+ 8.19%

Average Annual Dividends:

   3.13%

Average Annual Returns:

+11.32%

Market Up Years

44 out of 60

Market Down Years

16 out of 60

According to these data, on the first day of each year an investor should expect the market to decline on average 10% during the year and gain around 15% during the same year.  This 25% volatility would be normal.  Also expect that the market will finish positive by yearend in 3 out of 4 years and be down 1 out of those same 4.  In addition an investor should look to earn on average 11% between dividends and appreciation.  I enter every year expecting that the market will usually be up, but not straight up.  I try to benefit from this volatility within the portfolio and with my family’s investing.  In our fund’s portfolio I tend to buy on weakness and over time by using the price declines as chances to be able to buy more shares for our money.  Hopefully, this will increase the portfolio’s rate of return over time.  Personally, since my family is still at the stage of accumulating savings, I try to make our personal investments in our Matthew 25 Fund on large down days as well.  These portfolio and personal purchases should have economic value in the long-term, but these buys also have psychological value.  Price declines are not pleasurable but even small purchases can change the experience from painful to gainful!

One tidbit of information that may prove valuable is that the stock market went negative at some point in 57 of the past 60 years or 95% of the time.  Only 3 calendar years remained positive throughout and are listed below along with the value change for the year:

Year

S&P 500 Price Change

1958

+ 38.06%

1975

+ 31.55%

2012

      ?

Of course 2012 could still turn negative, but so far it is in the running to be one of those rare years that remains positive.  As you can see these full positive years tend to have very high returns.  Time will tell, but there is a good chance that 2012 may be a pleasant surprise year in its rate-of-return.

Let us now look at our Matthew 25 Fund’s portfolio.  Most of our holdings are in growing companies because you can still selectively own growth stocks at fair or undervalued prices.  These stocks have the potential to appreciate at an above average rate if the growth continues and market sentiment improves.  Overall investors are bearish on U.S. stocks, bullish on bonds and mildly bullish on foreign stocks.  This can best be seen by the money flows of mutual funds.  As per the Investment Company Institute (ICI) there has been net selling of Domestic Equity (Stock) Funds for the past 5 ½ years.  A total of $540 billion was redeemed from U.S. stock funds from 12/31/2006 to 6/30/2012.  During the same time frame $1trillion has gone into bond funds and $171 billion into international stock funds.  The trend has continued at even a quicker pace during the first 6 months of 2012 when compared to the previous 5 years.  I believe that this trend will change in the future because it makes economic sense to do so.  When money flows come back into U.S. Equities the stock market should increase in price and I believe our growth stocks that are attractively priced should provide above average returns when this occurs.

The following spreadsheet lists most of our investments along with consensus Wall Street analysts’ expected long-term growth rates and this year’s earnings per share (EPS) estimates.  One holding not listed is Brandywine Realty Trust.  This is a value play with good income.  Brandywine is a commercial REIT that sells below its depreciated book value and at significant discount to its peers.  It is well managed and has the potential to increase its dividend payout over time, which will be a direct factor in the price per share going higher as well.  However, analyst estimates were not readily available for this investment.

Company	Symbol	6/30/12 Price	Growth Rate	2011 EPS	2012 EPS	Forward PE
Apple	AAPL	$584.00	20.0%	$27.68	$46.96	12.4
Biglari	BH	$386.39	12.0%	$25.86	$26.80	14.4
Berkshire	BRK'A	$124,945.00	8.0%	$6,215.00	$7,258.41	17.2
Cabela's	CAB	$37.81	15.0%	$2.12	$2.61	14.5
Caterpillar	CAT	$84.91	15.0%	$7.40	$9.66	8.8
Express Scripts	ESRX	$55.83	18.5%	$2.97	$3.52	15.9
East West Bank	EWBCP	$23.46	9.0%	$1.60	$1.85	12.7
Fed Ex	FDX	$91.61	13.0%	$6.59	$7.30	12.5
Google	GOOG	$580.07	17.6%	$36.07	$43.15	13.4
Goldman	GS	$95.86	14.0%	$4.51	$10.42	9.2
JP Morgan	JPM	$35.73	8.0%	$4.48	$4.27	8.4
KKR	KKR	$12.89	22.5%	$0.73	$2.08	6.2
Kinder Morgan Inc	KMI	$32.22	11.0%	$0.68	$1.05	30.7
Kansas City Southern	KSU	$69.56	17.5%	$3.00	$3.45	20.2
Mastercard	MA	$430.11	20.0%	$18.70	$22.10	19.5
Polaris	PII	$71.48	15.0%	$3.20	$4.06	17.6
Smucker's	SJM	$75.52	9.5%	$4.73	$5.10	14.8
Scripps Network	SNI	$56.86	13.0%	$2.86	$3.28	17.3
Stryker	SYK	$55.10	11.0%	$3.72	$4.11	13.4
			269.6%			279.1
AVERAGE			14.2%			14.7

The un-weighted growth rate on most of our portfolio is 14.2% and our price to earnings ratio (PE) is 14.7.  This produces a PE to Growth ratio (PEG) that is very close to 1.  This is an attractive ratio.  To quantify and show how this could benefit you as a shareholder, let us assume that the growth estimates prove correct, and then our portfolio’s earnings would double in roughly 5 years.  If money were to flow into U.S. stocks then the PEG ratio would typically increase.   Assuming a PEG ratio of 1.25, which would still be considered reasonable on such a high growth rate, then our portfolio’s appreciation would approach 18.5% compounded over the 5 years period.  As investors you know that many factors will likely vary from this scenario, but the potential is there.

I continue to search for new investment ideas; however, I feel good about the long-term return potential of our fund’s portfolio.  Thank you for being owners of our Matthew 25 Fund and for allowing me and others to work for you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Matthew 25 Fund

Performance Illustration

June 30, 2012 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since June 30, 1997*

Average Annual Total Returns
For the Periods Ended June 30, 2012

	Matthew 25 Fund	Russell 3000 Index
1 Year	19.04%	3.84%
3 Year	31.85%	16.71%
5 Year	2.91%	0.40%
10 Year	7.84%	5.81%

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 6/30/02 to 6/30/12. These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period. The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
June 30, 2012
(unaudited)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	17.42%
Cabela's Inc.	6.46%
Mastercard Inc.	5.91%
Caterpillar, Inc.	5.36%
Brandywine Realty Trust	5.25%
Scripps Networks Interactive, Inc	5.17%
Goldman Sachs Group, Inc.	5.03%
Google, Inc.	4.96%
JP Morgan Chase & Co.	4.93%
Berkshire Hathaway Inc. Class A	4.85%

65.34%

Asset Allocation	(% of Net Assets)

Electronic Computers	17.42%
Shopping Goods Store	6.46%
Real Estate Investment Trusts	6.23%
Business Services	5.91%
Construction Machinery & Equipment	5.36%
Cable & Other Pay Television Services	5.17%
Security Brokers, Dealers & Exchanges	5.03%
Computer Programming & Data Processing	4.96%
National Commercial Bank	4.93%
Fire, Marine & Casuality Insurance	4.85%
Limited Partnerships	4.48%
Air Courier Services	4.45%
Railroads, Line-Haul Operations	4.27%
Retail Drug Stores & Proprietary Store	3.88%
Transportation Equipment	3.86%
Preferred Stocks	3.47%
Surgical & Medical Instruments & Apparatus	2.74%
Natural Gas Transmission	2.38%
Canned Fruits, Veg & Preserves, Jams & Jellies	2.05%
Retail-Eating Places	1.09%
Other Assets less Liabilities	0.79%
Warrants	0.22%
100.00%

Matthew 25 Fund

				Schedule of Investments
				June 30, 2012 (Unaudited)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
62,500	FedEx Corp.	$5,623,975	$5,725,625	4.45%

Business Services
17,700	MasterCard, Inc.	$4,883,912	$7,612,947	5.91%

Cable & Other Pay Television Services
117,000	Scripps Network Interactive, Inc.	$5,367,856	$6,652,620	5.17%

Canned Fruits, Veg & Preserves, Jams & Jellies
35,000	J.M. Smucker Co.	$1,606,665	$2,643,200	2.05%

Computer Programming & Data Processing
11,000	Google, Inc. Class A *	$5,777,983	$6,380,770	4.96%

Construction Machinery & Equipment
81,250	Caterpillar, Inc.	$5,945,929	$6,898,937	5.36%

Electronic Computers
38,400	Apple, Inc. *	$10,814,897	$22,425,600	17.42%

Fire, Marine & Casualty Insurance
50	Berkshire Hathaway, Class A *	$4,452,829	$6,247,250	4.85%

National Commercial Bank
177,500	JP Morgan Chase & Co.	$6,250,691	$6,342,075	4.93%

Natural Gas Transmission
95,001	Kinder Morgan, Inc.	$1,441,577	$3,060,916	2.38%

Railroads, Line-Haul Operations
79,000	Kansas City Southern	$2,129,819	$5,495,240	4.27%

Real Estate Investment Trusts
547,500	Brandywine Realty Trust	$5,479,931	$6,756,150	5.25%
56,500	Weyerhaeuser Co.	$1,048,107	$1,263,340	0.98%
	Total Real Estate Investment Trusts	$6,528,038	$8,019,490	6.23%

Retail-Eating Places
3,650	Biglari Holdings, Inc. *	$1,305,131	$1,410,324	1.09%

Retail Drug Stores & Proprietary Store
89,500	Express Scripts Holdings Co. *	$5,039,669	$4,996,785	3.88%

Security Brokers, Dealers & Exchanges
67,500	Goldman Sachs Group, Inc.	$7,614,226	$6,470,550	5.03%

Shopping Goods Store
220,000	Cabelas, Inc. Class A *	$3,580,793	$8,318,200	6.46%

Surgical & Medical Instruments & Apparatus
64,000	Stryker Corp.	$2,803,875	$3,526,400	2.74%

Transportation Equipment
69,500	Polaris Industries, Inc.	$1,638,457	$4,967,860	3.86%

Total Common Stocks		$82,806,322	$117,194,789	91.04%

WARRANTS
131,200	Kinder Morgan, Inc.	$160,064	$283,392	0.22%

LIMITED PARTNERSHIPS
447,500	KKR Private Equity Inv., L.P.	$5,739,559	$5,768,275	4.48%

PREFERRED STOCKS
11,500	Citigroup Inc. 7.5% Convertible Preferred	$1,025,269	$983,940	0.76%
2,250	East West Bancorp 8% Convertible Preferred **	$2,124,729	$3,487,500	2.71%
	Total Preferred Stocks	$3,149,998	$4,471,440	3.47%

	Total Investments	$91,855,943	$127,717,896	99.21%

	Other Assets in Excess of Liabilities		$1,021,045	0.79%

	Net Assets		$128,738,941	100.00%

* Non-Income producing securities during the period.
** Level 2 Security

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2012, in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$117,194,789	--	--	$117,194,789
	Limited Partnership	$5,768,275	--	--	$5,768,275
	Warrants	$283,392			$283,392
	Preferred Stock	$983,940	$3,487,500	--	$4,471,440

		$124,230,396	$3,487,500	--	$127,717,896

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund

Statement of Assets and Liabilities
June 30, 2012 (Unaudited)
Assets
Investment in securities at market value (cost $91,855,943)	$ 127,717,896

Cash	1,452,769
Receivables:
Fund shares purchased	285,834
Dividends and interest	36,150
Total Assets	129,492,649
Liabilities
Payables:
Securities purchased	562,712
Fund shares redeemed	51,067
Management fees	99,434
Administrative fees	40,495
Total Liabilities	753,708

Net Assets (Equivalent to $20.43 per share based on 6,302,241	$ 128,738,941
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $20.43 x 0.98 = 20.02 (Note 6)

Composition of Net Assets
Shares of common stock	$ 63,022
Additional paid-in capital	92,893,764
Net unrealized appreciation of investments	35,861,953
Undistributed net investment income	27,638
Accumulated net realized loss on investments	(107,436)

Net Assets	$ 128,738,941

Matthew 25 Fund

Statement of Operations
For the six months ended June 30, 2012 (Unaudited)
Investment Income
Dividends	$ 647,077
Interest	-
Total Investment Income	647,077

Expenses
Management fees (Note 3)	495,551
Transfer agent and accounting fees	25,935
Professional fees	7,000
Insurance	12,500
Directors' fees and expenses	6,918
Office expenses	7,838
Custodian fees	12,589
Registration fees	19,105
Bank fees	4,016
Compliance Officer fees	3,630
Postage and printing	9,440
Shareholder reporting	8,150
State & Local Taxes	2,325
Telephone expense	3,102
IRA expense	1,250
Miscellaneous	90
Total Expenses	619,439

Net Investment Income	27,638

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	1,354,807
Long-term capital gain distributions from underlying investments	-
Net change in unrealized appreciation of investments	10,948,216
Net realized and unrealized gain from investments	12,303,023

Net increase in net assets resulting from operations	$ 12,330,661

Matthew 25 Fund

	Statements of Changes in Net Assets
			(Unaudited)
			Six Months
			Ended	Year Ended
			6/30/2012	12/31/11
Increase (Decrease) in Net Assets From Operations
Net investment income			$ 27,638	$ 59,738
Net realized gain from investments			1,354,807	3,532,007
Long-term capital gain distributions from underlying investments			---	140,602
Unrealized appreciation on investments			10,948,216	2,011,399
Net increase in assets resulting from operations			12,330,661	5,743,746

Distributions to Shareholders
From net investment income			---	(61,096)
From realized gains			---	---
Total distributions			---	(61,096)

Capital Share Transactions (Note 5)			53,131,266	1,393,929

Total Increase in Net Assets			65,461,927	7,076,579

Net Assets at Beginning of Period			63,277,014	56,200,435

Net Assets at End of Period (includes undistributed net			$128,738,941	$ 63,277,014

investment income of $27,638 and $0, respectively)

Matthew 25 Fund
Financial Highlights	(Unaudited)
Selected data for a share outstanding	Six Months
throughout the period:	Ended		Years Ended
	6/30/2012		12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Net Asset Value -
Beginning of Period	$ 17.18		$ 15.57	$ 11.83	$ 8.08	$ 13.89	$ 18.29
Net Investment Income (1)	0.01		0.02	0.04	0.12	0.16	0.07
Net Gains or (Losses) on Investments
(realized and unrealized)	3.23		1.61	3.74	3.75	(5.79)	(3.39)
Total from Investment Operations	3.24		1.63	3.78	3.87	(5.63)	(3.32)

Less Distributions
From net investment income	0.00		(0.02)	(0.04)	(0.12)	(0.18)	(0.08)
From realized gains	0.00		0.00	0.00	0.00	0.00	(1.00)
Total Distributions	0.00		(0.02)	(0.04)	(0.12)	(0.18)	(1.08)

Paid in capital from redemption fees (3)	0.01		0.00	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 20.43		$ 17.18	$ 15.57	$ 11.83	$ 8.08	$ 13.89

Total Return (2)	18.92%		10.45%	31.97%	47.89%	(40.44)%	(19.18)%

Net Assets - End of Period (000's omitted)	$ 128,739		$ 63,277	$ 56,200	$ 42,574	$ 31,387	$ 67,560

Ratio of Expenses to Average Net Assets	1.25%	(4)	1.22%	1.21%	1.25%	1.24%	1.17%
Ratio of Net Investment Income to Average Net Assets	0.06%	(4)	0.10%	0.32%	1.24%	2.60%	0.37%

Portfolio Turnover Rate	12.21%		22.94%	26.59%	34.36%	73.21%	18.86%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period
(2) Total return assumes reinvestment of dividends
(3) Redemption fees resulted in less than $0.01 per share.
(4) Annualized

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 (Unaudited)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principals generally accepted in the United States of America.

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the six months ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Event

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the six months ended June 30, 2012, as computed pursuant to the investment advisory agreement, totaled $495,551.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.  At June 30, 2012 the Fund owed the Advisor $99,434 in advisory fees.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc.  During the six months ended June 30, 2012, the Fund paid no brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 4 - Investments

For the six months ended June 30, 2012, purchases and sales of investment securities other than short-term investments aggregated $64,423,254 and $12,059,516, respectively.

NOTE 5 - Capital Share Transactions

As of June 30, 2012 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $92,956,786. Transactions in capital stock were as follows:

	June 30, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	2,973,693	$60,207,831	383,963	$6,415,798
Shares reinvested	-	-	3,316	56,727
Redemption Fees	-	70,475	-	12,325
Shares redeemed	(355,509)	(7,147,040)	(311,964)	(5,090,921)
Net increase	2,618,184	$53,131,266	75,315	$1,393,929

NOTE 6 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the six months ended June 30, 2012 the Fund received $70,475 in redemption fees that was reclassified to paid-in capital.

NOTE 7 – Tax Matters

As of June 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments

$ 91,855,943

Gross tax unrealized appreciation on investments                             $ 38,717,719

Gross tax unrealized depreciation on investments                                (2,855,766)

Net tax unrealized appreciation

                                                       $35,861,953

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2011, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

   $           -0-

Capital loss carry-forwards +                                2017

                      $(1,462,245)

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

The tax character of distributions paid during the years ended December 31, 2011 and 2010 are as follows:

2011

2010

      Ordinary income

        $61,096

        $154,916

NOTE 8 - Lease Commitments

The Fund leases office space on a month to month basis.  Rent expense was $4,350 for the 6 months ended June 30, 2012.

EXPENSE EXAMPLE
June 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2012 to June 30, 2012.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period. IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors. This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if IRA fees were included your costs would be higher.
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2012 to
	January 1, 2012	June 30, 2012	June 30, 2012
Actual	$1,000.00	$1,189.17	$6.80
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.65	$6.27

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

ADDITIONAL INFORMATION (unaudited)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL INFORMATION (Continued)
B O A R D O F D I R E C T O R S I N F O R M A T I O N
Matthew 25 Fund
June 30, 2012 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.
Information pertaining to the Directors of the Fund are set forth below. The Fund's Statement of Additional
Information includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND. Each Director may be contacted by writing to the Director c/o Matthew 25 Fund,
P.O. Box 2479 Jenkintown, PA 19046

Name and Age	Position with Fund	Term of Office and	Principle Occupation	Other
		Length of Time Served	During Last Five Years	Directorships
INDEPENDENT DIRECTORS
Philip J. Cinelli, D.O.	Director	1 year with election held	Physician in	None
Age 52		annually. He has been	Family Practice
a Director since 1996

Samuel B. Clement	Director	1 year with election held	Stockbroker with	None
Age 54		annually. He has been	Securities of America
a Director since 1996

Linda Guendelsberger	Director	1 year with election held	Partner Weiser	None
Age 52	Secretary of Fund	annually. She has been	Mazars LLP
a Director since 1996

Scott Satell	Director	1 year with election held	Manufacturer's	None
Age 49		annually. He has been	Representative
		a Director since 1996	with BPI Ltd.
INTERESTED DIRECTORS
Steven D. Buck, Esq.	Director	1 year with election held	Attorney and	None
Age 52		annually. He has been	Shareholder with
		a Director since 1996	Stevens & Lee

Mark Mulholland	Director	1 year with election held	President of Matthew 25 Fund	None
Age 52	President of Fund	annually. He has been	President of Matthew 25
		a Director since 1996	Management Corp.
registered representative with
Boenning & Scattergood

Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the
Investment Company Act of 1940. Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief
Compliance Officer of Matthew 25 Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts. Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund, Inc.

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 5, 2012

*Print the name and title of each signing officer under his or her signature.